UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2011

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP	4

ITEM 7.01. REGULATION FD DISCLOSURE	4

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	5

Explanatory Note

As previously disclosed, on August 17, 2010 RCLC, Inc. (the “Company”) and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Trenton, New Jersey (the “Bankruptcy Court”) under Chapter 11 of the United States Bankruptcy Code (administered under the caption, In re RCLC, Inc. f/k/a Ronson Corporation et. al. Case No. 10-35313 (MBK)).  The Company has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, the Company will file current reports on Form 8-K to disclose its monthly operating reports required to be submitted to the Bankruptcy Court and material events relating to the bankruptcy proceedings, in accordance with the Securities Exchange Act Release No. 9660 (June 30, 1972) and the Securities and Exchange Commission’s Legal Bulletin No. 2 (April 15, 1997).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.03	BANKRUPTCY OR RECEIVERSHIP

On August 29, 2011, the Bankruptcy Court entered an Order Confirming the Liquidating First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code (“Confirmation Order”) attached as Exhibit 99.1 to this Form 8-K.  The approved First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code (“Joint Plan”), and the Non-Material Modifications to Debtors’ First Amended Joint Plan of Liquidation (“Non-Material Modifications to Joint Plan”), which amended the Joint Plan, are attached as Exhibits 99.2 an 99.3 to this Form 8-K.

Under the provisions of the Confirmation Order and the Joint Plan, the Priority Claims, the Prepetition Credit Facility Claims, the Getzler Henrich Claim, and the Other Secured Claims, as those terms are defined in the Joint Plan, have either been satisfied in full or will be satisfied in full following the confirmation of the Joint Plan.  The General Unsecured Claims (as defined in the Joint Plan), under the Joint Plan will not be fully satisfied. The General Unsecured Creditors will receive pro rata distributions form each of the three estates, the General Unsecured Creditors of the Company will receive approximately 5% of the amount of their claims, the General Unsecured Creditors of RA Liquidating Corp.(“RAL”) will receive approximately 44% of their claims, and the General Unsecured Creditors of RCPC Liquidating Corp. (“RCPC”) will receive approximately 29% of the amount of their claims.

At July 31, 2011, there were 5,083,539 shares of the Company’s common stock outstanding.  The outstanding shares of the Company will be cancelled on the effective date and equity holders of the Company, RAL and RCPC will receive no distribution under the Joint Plan for their equity interests.

The effective date is expected to be no later than September 15, 2011.  On the effective date, the remaining assets of the Company, RAL and RCPC will be transferred to a liquidating trust for distribution in accordance with the Joint Plan.

The foregoing summary set forth in response to this Item 1.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Confirming Order, the Joint Plan and the Non-Material Modifications to Joint Plan attached as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

The assets and liabilities of the Company, RAL and RCPC are detailed in the Balance Sheets included in the unaudited Monthly Operating Reports filed with the Bankruptcy Court, a copy of which is  attached to this Form 8-K as Exhibit 99.4.

Item 7.01	Regulation FD Disclosure

On September 6, 2011, the Company and certain of its subsidiaries (together with the Company, the “Debtors”) filed their unaudited Monthly Operating Reports for the periods from July 1, 2011 through July 31, 2011 (the “Monthly Operating Reports”) with the Bankruptcy Court.  Copies of the Monthly Operating Reports are contained in the attached Exhibits 99.5, 99.6 and 99.7 and are incorporated herein by reference. This Current Report on Form 8-K (including the Exhibits hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed herein.

Cautionary Statements

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to securities of the Company.  The Monthly Operating Reports have been prepared for the purpose of complying with the Bankruptcy Court proceedings.  The Monthly Operating Reports are limited in scope and only cover a limited time period.

The financial statements in the Monthly Operating Reports were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America.

There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports may be subject to future adjustment and reconciliation. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.

Other Available Information

The Company’s informational filings with the Bankruptcy Court, including the Monthly Operating Reports and additional information about the Debtors’ filing under Chapter 11 of title 11 of the United States Code, are available to the public at the office of the Clerk of the Bankruptcy Court, Clarkson S. Fisher US Courthouse, 402 East State Street, Trenton, New Jersey 08608 or through the Bankruptcy Court’s website at https://ecf.njb.uscourts.gov/ .

Limitation on Incorporation by Reference

The information in this Item 7.01 (and the exhibits hereto) are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Description

99.1
Order Confirming Liquidating First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code, filed with the United States Bankruptcy Court for the District of New Jersey on August 29, 2011

99.2
First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code, filed with the United States Bankruptcy Court for the District of New Jersey on March 23, 2011

99.3	Non-Material Modifications to Debtors’ First Amended Joint Plan of Liquidation, filed with the United States Bankruptcy Court for the District of New Jersey on August 19, 2011

99.4	RCLC, Inc. Balance Sheet dated July 31, 2011; RCPC Liquidating Corp. Balance Sheet dated July 31, 2011; and RA Liquidating Corp. . Balance Sheet dated July 31, 2011

99.5	RCLC, Inc. Monthly Operating Report for the period from July 1, 2011 through July 31, 2011, filed with the United States Bankruptcy Court for the District of New Jersey on September 6, 2011

99.6	RCPC Liquidating Corp. Monthly Operating Report from July 1, 2011 through July 31, 2011, filed with the United States Bankruptcy Court for the District of New Jersey on September 6, 2011
99.7	RA Liquidating Corp Monthly Operating Report for the period from July 1, 2011 through July 31, 2011, filed with the United States Bankruptcy Court for the District of New Jersey on September 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, Inc.

Date: September 7, 2011	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Exhibit Index

Number	Description

99.1
Order Confirming Liquidating First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code filed with the United States Bankruptcy Court for the District of New Jersey on August 29, 2011

99.2
First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code filed with the United States Bankruptcy Court for the District of New Jersey, filed with the United States Bankruptcy Court for the District of New Jersey on March 23, 2011

99.3	Non-Material Modifications to Debtors’ First Amended Joint Plan of Liquidation, filed with the United States Bankruptcy Court for the District of New Jersey on August 19, 2011

99.4	RCLC, Inc. Balance Sheet dated July 31, 2011; RCPC Liquidating Corp. Balance Sheet dated July 31, 2011; and RA Liquidating Corp. . Balance Sheet dated July 31, 2011

99.5	RCLC, Inc. Monthly Operating Report for the period from July 1, 2011 through July 31, 2011, filed with the United States Bankruptcy Court for the District of New Jersey on September 6, 2011

99.6	RCPC Liquidating Corp. Monthly Operating Report from July 1, 2011 through July 31, 2011, filed with the United States Bankruptcy Court for the District of New Jersey on September 6, 2011
99.7	RA Liquidating Corp Monthly Operating Report for the period from July 1, 2011 through July 31, 2011, filed with the United States Bankruptcy Court for the District of New Jersey on September 6, 2011